                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                   UST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                     -----
                                     U S T
                                     -----


                                   A REMINDER


         We have previously sent you proxy soliciting material relative to the Annual Meeting of Stockholders to be held on May 4, 1999. According to our records, we have not as yet received your proxy.

         Since time is short and your vote is very important, we encourage you to vote as soon as possible using one of the three methods listed on the reverse side of this card. Your vote is very important whether your holding is large or small.

         Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

         Your cooperation is greatly appreciated.


                              PLEASE ACT PROMPTLY






                                  DETACH HERE


*SECOND REQUEST*                     PROXY                      *SECOND REQUEST*



                                      UST


                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 4, 1999



         The undersigned hereby appoints DEBRA A. BAKER and RICHARD H. VERHEIJ, or either of them, with full power of substitution, attorneys and proxies to vote all shares of Common Stock of UST Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Rich Forum, 307 Atlantic Street, Stamford, Connecticut, on Tuesday, the 4th day of May 1999, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reverse side which are set forth in the accompanying Proxy Statement.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.



---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                             SIDE
---------------                                                  ---------------

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Record holders have three alternative ways of voting their proxies.

1. By Telephone (using a touch-tone telephone)

2. Through the Internet (using a browser)

3. By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Please note all votes cast via the telephone or the Internet must be cast prior to 5 P.M. E.S.T., May 3, 1999.

TELEPHONE VOTING:

- There is NO CHARGE for this toll-free call.

- On a Touch Tone Telephone call TOLL FREE 1-877-PRX-VOTE (1-877-779-8683) 24 hours per day - 7 days a week.

- You will be asked to enter the Control Number which is located above your name and address below.

- Have your proxy card ready, then follow these instructions:

            OPTION #1: To vote AS THE BOARD OF DIRECTORS RECOMMENDS
                           on ALL proposals, press 1.

       Your vote will be confirmed and cast as you directed. END OF CALL.

     OPTION #2: If you choose to vote ON EACH PROPOSAL SEPARATELY, press 2.

       Your vote will be confirmed and cast as you directed. END OF CALL.

INTERNET VOTING:

- As with all Internet access, usage or server fees must be paid by the user (stockholder).

- Visit our Internet voting site at http://www.eproxyvote.com/ust and follow the instructions on your screen. These instructions are similar to those above for telephone voting.

VOTING BY MAIL:

- Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.

 If you vote via telephone or the Internet, it is not necessary to return your proxy by mail. Please note that the last vote received whether by telephone, Internet or mail, regardless of the date executed, will be the vote counted.
                             THANK YOU FOR VOTING.

                                  DETACH HERE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

If no direction is given, this proxy will be voted FOR proposals 1 and 2 and AGAINST proposals 3 and 4.

                                                                      The Board of Directors Recommends a Vote AGAINST the Following
The Board of Directors Recommends a Vote FOR Proposals 1 and 2.                      Stockholder PROPOSALS 3 and 4.
----------------------------------------------------------------      --------------------------------------------------------------
1. Election of Directors        2. To ratify and approve Ernst        3. Stockholder Proposal.      FOR        AGAINST       ABSTAIN
Nominees; (01) J.P. Clancey,       & Young LLP as independent                                       /  /         /  /          /  /
(02) V.A. Gierer, Jr.,             auditors of the Company
(03) P.X. Kelley                   for the year 1999.                 4. Stockholder Proposal      /  /         /  /          /  /

  FOR     WITHHELD
  ALL     FROM ALL
NOMINEES  NOMINEES                 FOR     AGAINST     ABSTAIN
 /   /     /   /                   /  /      /  /        /  /

For all nominees except vote withheld                                 And in their discretion, upon such other business as may
from the following:                                                   properly come before the meeting.

/  / _________________________

                                                              MARK HERE
                                                             FOR ADDRESS   /  /
                                                              CHANGE AND
                                                             NOTE AT LEFT

                                  Please sign exactly as name appears hereon. If signing for trusts, estates or corporations, capacity or title should be stated.

                              WACHOVIA BANK, N.A.
                        UST INC. EMPLOYEES' SAVINGS PLAN

                                   A REMINDER

     You have previously received proxy soliciting material relative to the UST Annual Meeting of Stockholders to be held on May 4, 1999.

     According to our latest records, we have not received your instructions for the shares held on your behalf in the Savings Plan.

     The Plan provides that, as Trustee, we must vote shares as to which we receive no instruction in the same proportion as instructed shares are voted. We urge you to vote promptly using one of the three methods listed on the reverse side of this card so that your shares may be voted according to your own instructions. ACCORDINGLY, WE MUST HAVE YOUR COMPLETED INSTRUCTIONS BY APRIL 29, 1999 IN ORDER TO VOTE YOUR SHARES.

     Your instructions are CONFIDENTIAL and will be known only by Wachovia Bank and its agent, EquiServe.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4.

     Thank you for your cooperation.


                                 DETACH HERE



*SECOND REQUEST*                                                *SECOND REQUEST*

                                      UST

                  ANNUAL MEETING OF STOCKHOLDERS--MAY 4, 1999
                            EMPLOYEES' SAVINGS PLAN

     The undersigned hereby directs Wachovia Bank, N.A. as Trustee of the UST Inc. Employees' Savings Plan to vote in person or by proxy all shares of Common Stock of UST Inc. allocated to the undersigned's account at the Annual Meeting of Stockholders to be held at Rich Forum, 307 Atlantic Street, Stamford, Connecticut, on Tuesday, the 4th day of May 1999, at 10:00 a.m., and at any and all adjournments thereof, on the matters listed on the reserve side which are set forth in the accompanying Proxy Statement.

     THE SHARES REFLECTED ON THIS INSTRUCTION CARD WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES REFLECTED ON THIS INSTRUCTION CARD WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

                  INSTRUCTIONS FOR VOTING YOUR INSTRUCTION CARD

There are three alternative ways of voting your Instruction Card.

1.   By Telephone (using a touch-tone telephone)
2.   Through the Internet (using a browser)
3.   By Mail (traditional method)

Your telephone or Internet vote authorizes the Trustee proxies to vote your shares in the same manner as if you marked, signed, and returned a proxy card. Please note all votes cast via the telephone or the Internet must be cast prior to 5 P.M. E.S.T., April 29, 1999.

TELEPHONE VOTING:

-    There is NO CHARGE for this toll-free call.
- On a Touch Tone Telephone call TOLL FREE 1-877-PRX-VOTE 24 hours per day - 7 days a week.
- You will be asked to enter the Control Number which is located above your name and address below.
-    Have your instruction card ready, then follow these instructions:

         OPTION #1: To vote AS THE BOARD OF DIRECTORS RECOMMENDS on ALL proposals, press 1.

        Your vote will be confirmed and cast as you directed. END OF CALL.

     OPTION #2: If you choose to vote ON EACH PROPOSAL SEPARATELY, press 2.

        Your vote will be confirmed and cast as you directed. END OF CALL.

INTERNET VOTING:

-    As with all Internet access, usage or server fees must be paid by the user.
- Visit our Internet voting site at http://www.eproxyvote.com/ust and follow the instructions on your screen. These instructions are similar to those above for telephone voting.

VOTING BY MAIL:
- Please mark, sign and date your instruction card and return it in the postage-paid envelope provided.

If you vote via telephone or the Internet, it is not necessary to return your instruction card by mail. Please note that the last vote received whether by telephone, Internet or mail, regardless of the date executed, will be the vote counted. THANK YOU FOR VOTING.


                                  DETACH HERE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

If no direction is given, this proxy will be voted FOR proposals 1 and 2 and AGAINST proposals 3 and 4.

                                                                      The Board of Directors Recommends a Vote AGAINST the Following
The Board of Directors Recommends a Vote FOR Proposals 1 and 2.                      Stockholder PROPOSALS 3 and 4.
----------------------------------------------------------------      --------------------------------------------------------------
1. Election of Directors        2. To ratify and approve Ernst        3. Stockholder Proposal.      FOR        AGAINST       ABSTAIN
Nominees; (01) J.P. Clancey,       & Young LLP as independent                                       /  /         /  /          /  /
(02) V.A. Gierer, Jr.,             auditors of the Company
(03) P.X. Kelley                   for the year 1999.                 4. Stockholder Proposal      /  /         /  /          /  /

  FOR     WITHHELD
  ALL     FROM ALL
NOMINEES  NOMINEES                 FOR     AGAINST     ABSTAIN
 /   /     /   /                   /  /      /  /        /  /

For all nominees except vote withheld                                 And in their discretion, upon such other business as may
from the following:                                                   properly come before the meeting.

/  / _________________________

                                                              MARK HERE
                                                             FOR ADDRESS   /  /
                                                              CHANGE AND
                                                             NOTE AT LEFT

                                  Please sign exactly as name appears hereon. If signing for trusts, estates or corporations, capacity or title should be stated.